SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 31, 2002


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


           DELAWARE                     001-15253               43-1804048
------------------------------     ------------------     ----------------------
 (State or other jurisdiction      (Commission file           (IRS Employer
        of incorporation)               number)           Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.     Document
                 -----------     --------
                    (99)         Additional Exhibits


                    99.1 News release issued by Stilwell Financial Inc., dated April 1, 2002, announcing Stilwell's preliminary assets under management as of and for the quarter ended March 31, 2002, is attached hereto as Exhibit 99.1.



Item 9.          Regulation FD Disclosure

            Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated April 1, 2002, that reports ending assets under management as of and for the quarter ended March 31, 2002 and information regarding the quarterly earnings presentation expected to be held on April 25, 2002.

            The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Stilwell Financial Inc.


Date: April 2, 2002              By:        /s/  Douglas E. Nickerson
                                    -------------------------------------------
                                              Douglas E. Nickerson
                                    Vice President, Controller and Treasurer
                                         (Principal Accounting Officer)